UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

UMED Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

000-55030
(Commission File Number)

90-0893594
 (IRS Employer Identification No.)

6628 Bryant Irvin Road, Suite 250
Fort Worth, Texas  76132
 (Address of principal executive offices)(Zip Code)

(817) 346-6900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On December 15, 2013, Patrick Rodgers, CPA PA (“Patrick Rodgers”), notified UMED Holdings, Inc., a Texas corporation (the “Company”), that Patrick Rodgers resigned as the independent registered public accounting firm of the Company.

The audit reports of Patrick Rodgers on the Company’s consolidated financial statements of the Company as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2013 and 2012, and through December 15, 2013, there were no: (i) disagreements with Patrick Rodgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Patrick Rodgers’ satisfaction, would have caused Patrick Rodgers to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

From the period as of December 31, 2012, and during the subsequent interim period through the date of resignation, the Company had no disagreement with Patrick Rodgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Patrick Rodgers, would have caused them to make reference thereto in their report on the Company’s financial statements for such period as of December 31, 2012.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Patrick Rodgers a copy of the above disclosures and requested Patrick Rodgers to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Patrick Rodgers’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 16, 2014, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Terry L. Johnson, CPA (“Terry Johnson”), the Company’s new independent registered public accountants, which appointment Terry Johnson has accepted with the resignation of Patrick Rodgers.

During the years ended December 31, 2012 and December 31, 2011, and subsequent interim periods through September 30, 2013, the Company did not consult with Terry Johnson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Terry Johnson concluded was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", as such terms are defined in Item 304(a)(1)of Regulation S-K.  The Company did not have any disagreements with Patrick Rodgers and therefore did not discuss any past disagreements with Terry Johnson.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1
Letter dated January 22 2014, from Patrick Rodgers, CPA, PA, regarding concurrence or disagreement with the statements made by UMED Holdings, Inc.in this Current Report on Form 8-K concerning the resignation or dismissal as the registrant's principal accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMED Holdings, Inc.
(Registrant)

Date: January 22, 2014	By:	/s/Randy Moseley
	Name:	Randy Moseley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1
Letter dated January 22, 2014, from Patrick Rodgers, CPA, PA, regarding concurrence or disagreement with the statements made by UMED Holdings, Inc.in this Current Report on Form 8-K concerning the resignation or dismissal as the registrant's principal accountant.